UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM
8-K
____________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

March 17, 2022
____________________________________
Vaxxinity, Inc.
(Exact name of registrant as specified in its charter)
____________________________________
Delaware
333-261063
86-2083865
(State or other jurisdiction (Commission (IRS Employer
of incorporation) File Number) Identification No.)
1717 Main St
,
Ste 338
Dallas
,
TX
,
75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number,

including area code: (
254
)
244-5739
Not applicable
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s)
Name of each exchange
on which registered
Class A Common Stock, par value $0.0001
per share
VAXX
The Nasdaq

Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of

1934 (§240.12b-2 of this chapter).
Emerging growth company

☒
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

Increase in Board Size; Appointment of Director

;

Resignation of Officer
On March 17, 2022, the Board of Directors (“Board”) of Vaxxinity,

Inc. (the “Company”) increased

the
size of the Board from six members to seven and elected Peter Powchik as a member of the Board, effective
March 31, 2022. On the same date, Mr. Powchik will retire as the Company’s

Executive Vice President,
Research & Development.

Mr. Powchik will receive customary compensation from the Company for serving as a non-employee director, in accordance with the Company’s

Non-Employee Director Compensation Policy as described in the
Company’s Prospectus, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 12,
2021 and incorporated by reference herein.

The Board has not appointed Mr. Powchik to any committees.

Mr. Powchik is not a party to any transaction that would require disclosure under
Item 404(a) of Regulation S-K.
Item 5.08. Shareholder Director Nominations.

On March 17, 2022, the Board established the date of the Company’s 2022 Annual Meeting of
Stockholders (the “2022 Annual Meeting”). The 2022 Annual Meeting will be held on June 21, 2022, at
10:00 am EST, and the record date for the 2022 Annual Meeting will be April 22, 2022. The Company is holding the 2022 Annual Meeting as a virtual-only meeting, which will be conducted via live audio online webcast.
Because the Company did not hold an annual meeting of stockholders the previous year, stockholders must submit any director nomination or other proposal that they wish to be considered for inclusion in the
Company’s proxy materials for the 2022 Annual Meeting to the Company’s

Secretary at Vaxxinity,

Inc., 1717
Main St., Ste. 338, Dallas Texas 75201, Attn: Corporate Secretary,

before 5:00 pm EST on April 5, 2022, which
date the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials.

In addition to timely submission on or before April 5, 2022, stockholders who desire to include director nominations and other proposals in the Company’s proxy materials for the 2022 Annual Meeting must also comply with all applicable SEC rules, including Rule 14a-8, the Delaware General Corporation Law, and the
Company’s Amended and Restated Bylaws.
Item 7.01. Regulation FD Disclosure.

The Company issued a press release on March 21, 2022 announcing the appointment of Peter Powchik as a member of the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”)
or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.

Description
99.1
Press Release issued by Vaxxinity, Inc. on March 21, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Vaxxinity,

Inc.

By: /s/ René Paula
Name: René Paula
Title: General Counsel and
Secretary
Date: March 21, 2022